Summary Prospectus

May 1, 2022

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM)

Principal U.S. Listing Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.abrdn.com/usa/etf. You can also get this information at no cost by calling 1-844-383-7289 or by sending a request to abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Fund’s complete Prospectus and Statement of Additional Information, both dated May 1, 2022, as amended or supplemented from time to time, are incorporated by reference into this summary prospectus (the “Summary Prospectus”) and may be obtained, free of charge, at the website, phone number or address noted above.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Investment Objective

The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Industrial Metals Total Return SubindexSM (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and the Subsidiary	0.47%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Other Expenses of the Fund	0.00%
Other Expenses of the Subsidiary	0.00%
Total Annual Fund Operating Expenses	0.47%
Fee Waiver(2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%

(1)The Fund’s “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)abrdn ETFs Advisors LLC (the “Advisor”) has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary, as defined below. This undertaking will continue in effect for at least one year from the date of this Prospectus, and for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$40	$143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may cause the Fund to incur higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the example above, may affect the Fund’s performance. During the period from September 22, 2021 (commencement of operations) through December 31, 2021, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund operates as an index fund and is not actively managed.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Bloomberg Industrial Metals Total Return SubindexSM

The Index reflects the return on a fully collateralized investment in the Bloomberg Industrial Metals SubindexSM (“BCOMIN”), which is composed of futures contracts on certain industrial metals commodity futures contracts. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

The Index combines the returns of the BCOMIN with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.

The Index is a subindex of the widely followed Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments.

The Index and the BCOM are both calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). The Index tracks movements in the price of a rolling position in a basket of industrial metals futures with a maturity between 1 and 3 months. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The difference between the prices of the two contracts when they are rolled is sometimes referred to as a “roll yield,” and the change in price that contracts experience while they are components of the BCOMIN is sometimes referred to as a “spot return.” The Index is designed to track commodity futures contracts and is not linked to the current “spot” or cash price of the underlying commodities. Futures contracts may perform very differently from the current or “spot” prices of underlying commodities.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Index will sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield.

As of the date of this Prospectus, the Index consists of 4 commodities futures contracts with respect to aluminum, copper, nickel and zinc. As of the date of this Prospectus, there are 6 commodity futures eligible for inclusion in the Index, but 2 of those commodities (lead and tin) are not included in the Index. With the exception of copper, which trades on the Commodity Exchange, Inc. (COMEX), the other industrial metals contracts (aluminum, lead, tin, nickel and zinc) trade on the London Metals Exchange (“LME”).

The Index uses a consistent, systematic process in determining the weightings of included industrial metals. Like the broad BCOM, the weightings of the components of the Index are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the Index and weights them in the Index in the same proportion in U.S. dollar terms. The value of the Index is computed on the basis of hypothetical investments in the basket of industrial metals that make up the Index. As of the date of this Prospectus, the Index invests significantly in, and therefore the Fund has significant exposure to, the industrial metals sector.

As of April 1, 2022, the weightings for the contracts included in the Index were as follows:

Commodity	Weighting
Copper	30.49%
Aluminum	26.26%
Nickel	23.15%
Zinc	20.10%

The Index is sponsored by Bloomberg, which is independent of the Fund, the Advisor and Sub-Advisor. Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The composition of the Index is rebalanced and published annually in the month of January.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

The Fund’s Investment Strategy

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The Fund is classified as “non-diversified” under the 1940 Act.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Summary of Principal Risks of Investing in the Fund

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund’s principal risks are summarized below. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first 11 risks). Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information about the Funds” and “Additional Non-Principal Risk Information about the Funds.”

Market Risk. The prices of the assets in which the Fund invests may decline for a number of reasons, including in response to local, regional or global economic developments, war, acts of terrorism, the spread of infectious illness or other public health issues, or other events.

Commodity Price Risk. The NAV of the Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

Commodity Sector Risks. The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Metals Sector Investment Risk. The daily performance of the spot price of certain industrial metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. As of the date of this Prospectus, the Index consists of 4 commodities futures contracts with respect to the following industrial metals: aluminum, copper, nickel and zinc. Consequently, in addition to factors affecting commodities generally that are described above, the Index may be subject to a number of additional factors specific to industrial metals, and in particular aluminum, copper, nickel and zinc, that might cause price volatility. These may include, among others:

•changes in the level of industrial activity using industrial metals, and in particular aluminum, copper, nickel and zinc, including the availability of substitutes such as man-made or synthetic substitutes;

•disruptions in the supply chain, from mining to storage to smelting or refining;

•adjustments to inventory;

•variations in production costs, including storage, labor and energy costs;

•costs associated with regulatory compliance, including environmental regulations; and

•changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

Passive Management Risk. Because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell an investment because of the investment’s performance. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more investments. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.

Index Tracking Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. Index tracking risk may also occur because of differences between the investments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Moreover, the Fund may be delayed in purchasing or selling investments included in the Index. In addition, the Fund may not be fully invested in the investments included in the Index at all times or may hold investments that are not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that do not track such indices.

Index-Related Risk. There is no guarantee that the Fund’s investment results will closely correspond, before fees and taxes, to the performance of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.

Fixed-Income Securities Risk. Fixed-income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed-income securities are subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk.

Money Market Instruments Risk. Money market instruments may be subject to market risk and credit risk. There is no guarantee that money market instruments will maintain their value.

Futures Contract Risk. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity; (ii) possible lack of a liquid secondary market for a futures contract; (iii) the inability to open or close a futures contract or cash commodity position when desired; (iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited); (v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time; (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices. Although it is intended that the Fund will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of trading halts and/or limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. In certain circumstances, the Fund may be required to dispose of, or novate, certain of its futures contracts earlier than the contracts’ prompt date in order to meet shareholder redemption requests. The counterparties through which the Fund or the Sub-Advisor trade may impose additional fees and interest charges for novating futures contracts, which may reduce the proceeds due to the Fund on such contracts below the price at which they are valued and the Fund’s NAV may decline as a result.

Roll Yield. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Fund holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Fund.

New Fund Risk. The Fund is a new fund, with a limited operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Authorized Participants. Only an authorized participant that has entered into an agreement with the Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Fund has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Redemption Risk. The Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time in order to obtain the cash needed to distribute redemption proceeds. This may also cause the Fund to recognize investment income and/or capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may be less tax efficient and may have to pay out higher annual distributions than if the Fund used the in-kind redemption process. Disposing or selling portfolio investments may also cause the Fund to incur transaction costs. The Fund may also incur borrowing fees and/or overdraft charges until the sales of portfolio investments necessary to cover a redemption request settle. In addition, settlement periods on the LME may result in the need for the Fund to dispose of, or novate, certain futures contracts early in order to meet redemption requests. In such circumstances, the Fund may incur additional transaction fees and interest charges and the Fund’s NAV may decline based on the difference between the price at which the Fund valued the contracts and the proceeds received.

Commodity Pool Regulatory Risk. The Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Investment Company Securities. To the extent the Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

Investment Risk. An investor may lose the value of their entire investment or part of their investment in Shares.

Leverage Risk. To the extent the Fund is exposed directly or indirectly to leverage (through investments in commodities futures contracts) the value of the Fund may be more volatile than if no leverage were present.

Market Trading Risk. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, the Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Code.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As with other transactions, the Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. The Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor the Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If the Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

Fund Performance

Performance information for the Fund is not provided because the Fund does not have performance history for a full calendar year as of the date of this Prospectus. When this Prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to the Index and a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.abrdn.com/usa/etf.

Management

Investment Advisor and Sub-Advisor

abrdn ETFs Advisors LLC serves as the investment advisor to the Fund and the Subsidiary.

Vident Investment Advisory, LLC serves as the sub-advisor to the Fund and the Subsidiary.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Portfolio Managers

Employee	Length of Service	Title
Austin Wen, CFA	Since the Fund’s inception	Co-Portfolio Manager
Ryan Dofflemeyer	Since April 2022	Co-Portfolio Manager

Buying and Selling Shares

The Fund is an ETF. Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the NYSE Arca. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.abrdn.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

AOE 0384-0522